                                           OPPENHEIMER EQUITY FUND, INC.
                                    Supplement dated September 22, 2004 to the
                                        Prospectus dated February 24, 2004

     This supplement amends the Prospectus of Oppenheimer Equity Fund, Inc. (the
"Fund") dated February 24, 2004, and is in addition to the supplement dated July
6, 2004.  The  Prospectus  supplement  dated June 28, 2004 is replaced with this supplement.

1. The paragraph  titled  "Portfolio  Managers" on page 13 of the  prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers. The portfolio managers of the Fund are Christopher Leavy and
David  Poiesz.  They are the persons  primarily  responsible  for  selecting the securities for the Fund.  Messrs.  Leavy and Poiesz are also portfolio  managers and  officers  of other  Oppenheimer  funds.  Mr.  Leavy,  who is a Senior  Vice
President of the Manager, has been a Vice President and portfolio manager of the
Fund since  October 3, 2000.  From 1997 until  joining the Manager in  September
2000, Mr. Leavy was a portfolio manager at Morgan Stanley Dean Witter Investment
Management.  Effective  June 28,  2004,  Mr.  Poiesz  assumed  the  duties  as a portfolio  manager of the Fund.  Prior to joining the Manager,  Mr. Poiesz was a senior  portfolio  manager at Merrill Lynch from 2002 to 2004. In addition,  Mr.
Poiesz was a founding partner of RiverRock, a tech-oriented hedge fund from 1999 to 2001 and a portfolio manager at Jennison Associates from 1992-1999.

2. The  following  new section  should be added to the end of section  captioned
"HOW THE FUND IS MANAGED - Advisory Fees" on page 14:

PENDING  LITIGATION.  Three law suits have been filed as putative derivative and class actions against the investment Manager,  Distributor and Transfer Agent of the Fund,  some of the Oppenheimer  funds,  including the Fund, and directors or trustees of some of those funds,  excluding the Fund. The complaints allege that the Manager charged excessive fees for distribution and other costs,  improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay  brokers  to  promote  sales of  Oppenheimer  funds,  and  failed to properly  disclose the use of fund assets to make those payments in violation of the  Investment  Company  Act and  the  Investment  Advisers  Act of  1940.  The
complaints  further  allege that by  permitting  and/or  participating  in those actions,  the  defendant  directors  breached  their  fiduciary  duties  to fund shareholders under the Investment Company Act and at common law. Those law suits were filed on August 31,  2004,  September  3, 2004,  and  September  14,  2004,
respectively, in the U. S. District Court for the Southern District of New York.
The complaints seek unspecified compensatory and punitive damages, rescission of the funds' investment advisory  agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

     The Manager and the  Distributor  believe the claims  asserted in these law suits to be  without  merit,  and  intend to defend  the suits  vigorously.  The
Manager and the  Distributor do not believe that the pending  actions are likely to have a  material  adverse  effect on the Fund or on their  ability to perform their respective investment advisory or distribution agreements with the Fund.

September 22, 2004                                         PS0420.032